SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 7, 2002

(Date of Report)

EXPEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-27429	91-1996083
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005

(Address of Principal Executive Offices, including Zip Code)

(425) 564-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)

Item 9.    Regulation FD Disclosure.

On August 7 and August 8, 2002, Richard N. Barton, the President and CEO of Expedia, Inc., and Gregory S. Stanger, Senior Vice President and CFO of Expedia, Inc., will give presentations to various investors. A copy of the materials for such presentations appearing in Exhibit 99.1 is furnished and not filed pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By	/s/ Gregory S. Stanger
Gregory S. Stanger Senior Vice President Chief Financial Officer

Dated: August 7, 2002

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Materials for investor presentations to be given on August 7 and August 8, 2002.

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